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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 17, 1997


          Toyota Motor Credit Receivables Corporation on behalf of the
          ------------------------------------------------------------
                 Toyota Auto Receivables 1997-A Grantor Trust
             (Exact Name of Registrant as Specified in its Charter)




       California                     333-4336                   Applied for
------------------------            ------------             ------------------
(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)



19001 South Western Avenue                                           90509
   Torrance, California                                           -----------
---------------------------                                        (Zip Code)
  (Address of Principal
    Executive Offices)


         Registrant's telephone number, including area code (310) 787-1310


                                   No Change
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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         Item 5.  Other Events.

         On April 17, 1997, Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement (the "Receivables Purchase Agreement"), dated as of April 1, 1997, pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. Also on April 17, 1997, TMCRC, TMCC and Bankers Trust Company, as trustee (the "Trustee"), entered into that certain Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of July 1, 1997, pursuant to which the Receivables, and related property, were transferred to the Trustee on behalf of the Toyota Auto Receivables 1997-A Grantor Trust and the Toyota Auto Receivables 1997-A Grantor Trust issued the 6.45% Asset Backed Certificates, Class A, 6.60% Asset Backed Certificates Class B and 6.80% Asset Backed Certificates, Class C (the "Offered Certificates"). The Offered Certificates have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-4336).

         The Underwriting Agreement between TMCC, TMCRC and the several underwriters named therein pursuant to which the Offered Securities were underwritten (the "Underwriting Agreement"), the Receivables Purchase Agreement and the Pooling Agreement, in the forms in which they were executed, are being filed hereby as Exhibits 99.5, 99.6 and 99.7.





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         Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                     99.5    Receivables Purchase Agreement dated as of April 1,
                             1997, between TMCC and TMCRC.

                     99.6    Pooling and Servicing Agreement dated as of April
                             1, 1997, among TMCRC, TMCC and Bankers Trust
                             Company.

                     99.7    Underwriting Agreement dated April 9, 1997, among
                             TMCRC, TMCC, Credit Suisse First Boston Corporation and Lehman Brothers Incorporated, on their own behalves and as representatives of the several underwriters named therein.




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         Pursuant to the requirements of Section 12 of the Securities and
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 2, 1996                             TOYOTA MOTOR CREDIT RECEIVABLES
                                            CORPORATION


                                        By:       /s/ Lloyd Mistele
                                            -----------------------------------
                                            Name:      Lloyd Mistele
                                            Title:     President





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                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----
99.5     Receivables Purchase Agreement dated as of April 1, 1997,
         between TMCC and TMCRC.

99.6 Pooling and Servicing Agreement dated as of April 1, 1997, among TMCRC, TMCC and Bankers Trust Company.

99.7     Underwriting Agreement dated April 9, 1997, among TMCRC,
         TMCC, Credit Suisse First Boston Corporation and Lehman
         Brothers Incorporated, on their own behalves and as representatives of the several underwriters named therein.





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